Sub-Item 77Q1(a)

Amended Schedule B, dated, April 21, 2016, to the Declaration of Trust dated November 5, 2004 (as amended May 14, 2014).  Filed herewith.

Amended Schedule B, dated, April 28, 2016, to the Declaration of Trust dated November 5, 2004 (as amended May 14, 2014). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 28, 2016 (Accession No. 0001193125-16-563965).

SCHEDULE B
TO THE JPMORGAN TRUST I DECLARATION OF TRUST
SERIES AND CLASSES
As of April 21, 2016

SERIES    CLASS
Non-Money Market Funds

JPMorgan Access Balanced Fund A, C, Select, Institutional

JPMorgan Access Growth Fund A, C, Select, Institutional

JPMorgan Asia Pacific Fund (name change from JPMorgan Asia Pacific Focus Fund effective 6/28/12)(to be liquidated on or about 4/6/16) A, C, Select

JPMorgan California Tax Free Bond Fund A, C, Select, Institutional

JPMorgan China Region Fund A, C, Select

JPMorgan Commodities Strategy Fund A, C, Select, R6

JPMorgan Corporate Bond Fund A, C, Select, R6

JPMorgan Disciplined Equity Fund A, Select, Institutional, R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Diversified Fund A, C, Select, Institutional

JPMorgan Diversified Real Return Fund A, C, Select, R2, R5

JPMorgan Dynamic Growth Fund A, C, Select, R5

JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07) A, C, Select

JPMorgan Emerging Economies Fund A, C, Select, R5, R6

JPMorgan Emerging Markets Corporate Debt Fund A, C, Select, R6

JPMorgan Emerging Markets Debt Fund A, C, Select, R5, R6

JPMorgan Emerging Markets Equity Fund A, C, Select, Institutional

JPMorgan Emerging Markets Equity Income Fund A, C, Select, R5, R6

JPMorgan Emerging Markets Local Currency Debt Fund A, C, Select, R2, R5, R6

JPMorgan Equity Focus Fund A, C, Select

JPMorgan Equity Low Volatility Income Fund A, C, Select, R2, R5, R6

JPMorgan Floating Rate Income Fund A, C, Select, R6

JPMorgan Global Allocation Fund (name change from JPMorgan Global Flexible Fund effective 2/17/11) A, C, Select, R2

JPMorgan Global Bond Opportunities Fund A, C, Select, R6

JPMorgan Global Research Enhanced Index Fund A, C, Select, R2

JPMorgan Global Unconstrained Equity Fund  A, C, Select, R2, R5, R6

JPMorgan Growth and Income Fund A, C, Select, R2, R5, R6

JPMorgan Hedged Equity Fund  A, C, Select, R5, R6

JPMorgan Income Fund A, C, Select, R6

JPMorgan Income Builder Fund A, C, Select

JPMorgan Inflation Managed Bond Fund A, C, Select, R2, R5, R6

JPMorgan Intermediate Tax Free Bond Fund A, C, Select, Institutional

JPMorgan International Discovery Fund A, C, Select, R2, R5, R6

JPMorgan International Equity Fund A, C, Select, R2, R5, R6

JPMorgan International Equity Income Fund (name change from JPMorgan Global Equity Income Fund 1/30/15) A, C, Select, R2, R5,R6

JPMorgan International Opportunities Fund  A, C, Select, Institutional, R6

JPMorgan International Unconstrained Equity Fund A, C, Select, R2, R5, R6

JPMorgan International Value Fund A, C, Select, Institutional, R2, R6

JPMorgan International Value SMA Fund  (No Class Designation)

JPMorgan Intrepid America Fund A, C, Select, R2, R5, R6

JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05) A, C, Select, Institutional, R2, R6

JPMorgan Intrepid Advantage Fund
(name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06) (name change from JPMorgan Intrepid Multi Cap Fund effective 2/28/13) A, C, Select

JPMorgan Intrepid European Fund A, C, Select, Institutional

JPMorgan Intrepid Growth Fund A, C, Select, R2, R5, R6

JPMorgan Intrepid Value Fund A, C, Select, R2, R5, R6

JPMorgan Latin America Fund A, C, Select, R6

JPMorgan Managed Income Fund Select, Institutional

JPMorgan Mid Cap Equity Fund A, C, Select

JPMorgan New York Tax Free Bond Fund A, C, Select, Institutional

JPMorgan Opportunistic Equity Long/Short Fund A, C, Select, R2, R5, R6

JPMorgan Research Equity Long/Short Fund A, C, Select, R5

JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10) A, C, Select, Institutional

JPMorgan Short Duration High Yield Fund A, C, Select, R6

JPMorgan Small Cap Core Fund A, C, Select, R6

JPMorgan Small Cap Equity Fund A, C, Select, R2, R5, R6

JPMorgan SmartAllocation Equity Fund A, C, Select, R2, R5, R6

JPMorgan SmartAllocation Income Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Income Fund A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2015 Fund A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2020 Fund A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2025 Fund  A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2030 Fund A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2035 Fund  A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2040 Fund A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2045 Fund  A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2050 Fund  A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement 2055 Fund A, C, Select, Institutional, R2, R3, R4, R6

JPMorgan SmartRetirement Blend Income Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2015 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2020 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2025 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2030 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2035 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2040 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2045 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2050 Fund A, C, Select, R2, R5, R6

JPMorgan SmartRetirement Blend 2055 Fund A, C, Select, R2, R5, R6

JPMorgan Strategic Income Opportunities Fund A, C, Select, R5

JPMorgan Systematic Alpha Fund (name change from JPMorgan Diversified Risk Fund effective 5/14/14) A, C, Select, R6

JPMorgan Tax Aware Equity Fund (name change from JPMorgan Tax Aware Disciplined Equity Fund effective 12/10/10) Institutional, A, C, Select

JPMorgan Tax Aware High Income Fund A, C, Select

JPMorgan Tax Aware Income Opportunities Fund A, C, Select

JPMorgan Tax Aware Real Return Fund A, C, Select, Institutional, R6

JPMorgan Tax Aware Real Return SMA Fund (No Class Designation)

JPMorgan Total Return Fund A, C, Select, R5, R2, R6

JPMorgan Unconstrained Debt Fund (name change from JPMorgan Multi Sector Bond Fund effective 10/22/14) A, C, Select, R2, R5, R6

JPMorgan U.S. Dynamic Plus Fund (name change from JPMorgan Intrepid Long/Short Fund effective 11/1/07) (name change from JPMorgan Intrepid Plus Fund effective 5/3/10) A, C, Select

JPMorgan U.S. Equity Fund A, C, Select, Institutional, R2, R5, R6

JPMorgan U.S. Large Cap Core Plus Fund A, C, Select, R2, R5

JPMorgan U.S. Small Company Fund A, C, Select, Institutional, R2, R6

JPMorgan Value Advantage Fund A, C, Select, Institutional

Security Capital U.S. Core Real Estate Securities Fund A, C, Select, R2, R5, R6

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund Capital, Institutional, Agency, Premier, Morgan, Reserve, Service

JPMorgan California Municipal Money Market Fund Morgan, E*TRADE, Service, Premier, Reserve, Eagle

JPMorgan Federal Money Market Fund  Institutional, Agency, Premier, Morgan, Reserve, Capital

JPMorgan New York Municipal Money Market Fund Morgan, Reserve, E*TRADE, Service, Premier, Eagle

JPMorgan Prime Money Market Fund Capital, Institutional, Agency, Premier, Morgan, Reserve, C, Cash Management, Investor, Service, Direct, Eagle, IM

JPMorgan Tax Free Money Market Fund  Institutional, Agency, Premier, Morgan, Reserve, Direct, Eagle